United States
                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 23, 2007

                       AMERICAN CARESOURCE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                    001-33094                 20-0428568
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      (State or Other           (Commission File Number)       (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)

5429 Lyndon B. Johnson Freeway, Suite 700, Dallas, Texas                 75240
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(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code ( 972) 308-6830


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

      On September 23, 2007, David S. Boone was promoted to the position of President and Chief Executive Officer of American CareSource Holdings, Inc. (the "Registrant"). Mr. Boone shall receive an annual salary of $265,000 for serving as President and Chief Executive Officer. In addition, Mr. Boone received a grant of options to purchase 100,000 shares of Common Stock of the Registrant, priced at $2.55 per share, the closing price of the Registrant's common stock on September 24, 2007.

      Prior to his promotion, Mr. Boone was the Registrant's Chief Financial Officer since June 2005 and Chief Operating Officer since December 2005. Prior to joining the Registrant, from 2001 through 2005, Mr. Boone served as Senior Vice President of Finance for Belo Corp. Mr. Boone is a Certified Public Accountant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AMERICAN CARESOURCE HOLDINGS, INC.


Date: September 27, 2007                      By: /s/David S. Boone
                                                  ------------------------------
                                                  David S. Boone
                                                  Chief Executive Officer